UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

GREAT LAKES BANCORP, INC.
 (Exact name of registrant as specified in its charter)

New York	000-50267	13-4237490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2421 Main Street, Buffalo, New York		14214
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (716) 961-1900

Not Applicable
(Former name or former address, if changed since last report)

Item 5	Other Events and Required FD Disclosure and
Item 12	Results of Operations and Financial Condition

On January 21, 2004, Great Lakes Bancorp, Inc. issued a report to shareholders, announcing financial results for the quarter ended September 30, 2003. The report is annexed as Exhibit 99.1 to this Current Report on Form 8-K.

                The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

Item 7		Financial Statements, Pro Forma Financial Information and Exhibits

	(c)	Exhibits.

		99.1	3rd Quarter 2003 Report to Shareholders, issued January 21, 2004.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Lakes Bancorp, Inc.
Date: January 22, 2004	By:	/s/ Kim S. Destro
	Name:	Kim S. Destro
	Title:	Vice President & Chief Financial Officer

Exhibit Number	Description

99.1	3rd Quarter 2003 Report to Shareholders, issued January 21, 2004.